UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 2, 2024

Date of Report (Date of earliest event reported)

GOLDEN STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41694	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street, 5th Floor,

New York, New York 10013

(Address of Principal Executive Offices, and Zip Code)

(646) 706-5365

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	GODNU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	GODN	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10th) of one Ordinary Share	GODNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 10, 2024, G-Star Management Corporation (the “Sponsor”) of Golden Star Acquisition Corporation (the “Company”) requested that the Company extend the latest time for completion of initial business combination from February 4, 2024 up to twelve times, each by an additional one month until February 4, 2025, subject to the Sponsor depositing additional funds into the trust account (the “Trust Account”) as described in the final prospectus filed the Company dated April 21, 2023 (the “Extension of Time Request”). The board of directors of the Company subsequently approved, adopted and ratified the Extension of Time Request by unanimous approval.

On February 2, 2024, the Sponsor caused the first monthly extension fee of US$230,000 (equivalent to US$0.033 per public share) to be deposited into the Trust Account.

On February 7, 2024, the Company filed its definitive proxy statement, announcing that the extraordinary general meeting of its shareholders will be held at 10:00 a.m. Eastern Time on February 27, 2024 (the “EGM”) to amend the monthly extension fee payable by the Sponsor and/or its designee into the Trust Account (the “Extension Fee Reduction Proposal”). Subject to the approval of the Extension Fee Reduction Proposal at the EGM, the monthly extension fee payable by the Sponsor and/or its designee into the Trust Account will be reduced from $0.033 per share (for each monthly extension) to an amount equal to the lesser of (i) $50,000 for all outstanding public shares and (ii) $0.033 for each outstanding public share. The Extension Fee Reduction Proposal, if and to the extent approved at the EGM, will become operative for the monthly extension fee beginning on March 4, 2024 and the 4th of each succeeding month until February 4, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Star Acquisition Corporation

Dated: February 12, 2024	By:	/s/ Linjun Guo
	Name:	Linjun Guo
	Title:	Chief Executive Officer

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